UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2010

PLC Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Park, Franklin, Massachusetts	02038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

McGladrey & Pullen, LLP recently acquired the assets of Caturano and Company, Inc. (“Caturano”), the independent registered public accounting firm for PLC Systems, Inc. (the “Company”).  As a result, on August 20, 2010, Caturano resigned as the independent registered public accounting firm for the Company and, concurrent with such resignation, the Company’s audit committee approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) as the new independent registered public accounting firm for the Company.

The audit reports of Caturano on the Company’s consolidated financial statements for the years ended December 31, 2009 and  2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years ended December 31, 2009 and through the date of Caturano’s resignation, there were (i) no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano, would have caused Caturano to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2009 and through the date of McGladrey’s engagement, the Company did not consult with McGladrey on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein.  A copy of the letter dated August 23, 2010 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit relating to Item 4.01 shall be deemed to be furnished, and not filed:

16            Letter from Caturano and Company, Inc. dated August 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLC SYSTEMS INC.

Date: August 23, 2010	By:	/s/ Mark R. Tauscher
Mark R. Tauscher, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Caturano and Company, Inc. dated August 20, 2010